[Logo of Paragon]
                                                             Exhibit 99.2

NEWS
FOR IMMEDIATE RELEASE
---------------------
                                                  Contact:  Kurt P. Ross
                                                  -------   Guy B. Lawrence
                                                            Ross & Lawrence
                                                      tel:  (212) 308-3333
                                                   E-mail:  kpross@rosslawpr.com

                  PARAGON TRADE BRANDS REPORTS FOURTH QUARTER
                              AND YEAR END RESULTS

        STRONG SALES GROWTH AND IMPROVED OPERATING PERFORMANCE CONTINUE

Norcross, GA, February 16, 2001 - Paragon Trade Brands, Inc. (OTC Bulletin
Board: PGTR) today announced its results for the quarter and fifty-three week year ended December 31, 2000. The Company's 2000 fiscal fourth quarter and fiscal year included one additional week compared to the 1999 fiscal fourth quarter and fiscal year.

Paragon reported net sales for the quarter of $166.8 million compared to $121.9 million for the fiscal fourth quarter of 1999, an increase of 37 percent. Net earnings from continuing operations was $13.9 million ($1.13 per diluted share) compared to a loss adjusted for non-recurring items of $1.2 million ($.10 per diluted share) in the fiscal fourth quarter of 1999. Earnings from continuing operations before interest, taxes, depreciation and amortization (EBITDA) for the fiscal fourth quarter totaled $25.2 million compared to $6.7 million adjusted for non-recurring items for the fiscal fourth quarter of 1999. In the fiscal fourth quarter of 1999, non-recurring items of $2.8 million of expense relates primarily to bankruptcy proceedings. Net income in the fiscal fourth quarter was $15.9 million ($1.30 per diluted share) compared to a loss of $7.5 million ($.63 per diluted share) in the prior year.

For the fifty-three week year ended December 31, 2000, the Company reported net sales of $557.1 million compared to $486.2 million for the fifty-two week year ended December 26, 1999, an increase of 15 percent. Net earnings from continuing operations adjusted for non-recurring items were $28.7 million ($2.38 per diluted share) compared to a loss of $3.0 million ($.25 per diluted share) in fiscal year 1999. Earnings from continuing operations before interest, taxes, depreciation and amortization (EBITDA), adjusted for non-recurring items, for fiscal 2000 totaled $69.6 million compared to $28.9 million for fiscal 1999. Non-recurring items in fiscal 2000 of $15.3 million of expense relates primarily to bankruptcy proceedings. In fiscal 1999, the non-recurring items of $11.7 million of expense related primarily to bankruptcy and plant closure costs. Net income in the 2000 fiscal year was $112.8 million ($9.44 per diluted share) compared to a loss of $28.4 million ($2.37 per diluted share) in the prior fiscal year.

In August 2000, the Company made a decision to concentrate on its core infant care business. In connection with this decision the Company intends to sell its Gaffney, South Carolina femcare and adult incontinence assets. The consolidated financial statements of the Company have been restated to reflect the discontinued operation's results and the anticipated losses from the disposal of the assets.

Commenting on the results, Chairman and Chief Executive Officer Michael Riordan said, "We are pleased to report fourth quarter sales growth in excess of 25 percent on a basis comparable to last year. We finished 2000 with increased earnings, cash flow and a healthy balance sheet. Our exit from the femcare and adult incontinence business is proceeding in accordance with our plans and under budget. We recently added new capacity to our system to accommodate the increased order volume generated by our strengthening position in the marketplace. We will continue to invest in our business by expanding our capacity to produce both diapers and training pants in 2001. This year was important in regaining our position in the marketplace and re-establishing our financial stability."

Paragon Trade Brands is the leading manufacturer of store brand infant disposable diapers in the United States and, through its wholly owned subsidiary, Paragon Trade Brands (Canada) Inc., is the leading marketer of store brand infant disposable diapers in Canada. Paragon manufactures a line of premium and economy diapers and training pants, which are distributed throughout the United States and Canada, primarily through grocery and food stores, mass merchandisers, warehouse clubs, toy stores and drug stores that market the products under their own store brand names. Through its international joint ventures, Paragon is also a leading supplier of infant disposable diapers and other absorbent personal care products in Mexico, Argentina, Brazil and China.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in the Company's forward-looking statements. Factors which could affect the Company's financial results, including, but not limited to: increased raw material prices and product costs; new product and packaging introductions by competitors; increased price and promotion pressure from competitors; new competitors in the market; increased financial leverage; and patent litigation, are described in the Company's periodic filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof, and which are made by management pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

                                      ###


David C. Nicholson
Executive Vice President and Chief Financial Officer
Paragon Trade Brands, Inc.
180 Technology Parkway
Norcross, GA 30092
678/969-5200
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

                                   PARAGON TRADE BRANDS, INC. AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENT OF OPERATIONS


(AMOUNTS IN 000's EXCEPT PER SHARE DATA)                            Successor      Predecessor        Successor
                                                                     Company         Company           Company
                                                                  -------------   -------------     -------------
                                                                     Fourteen        Thirteen        Forty-Eight
                                                                   Weeks Ended     Weeks Ended       Weeks Ended
                                                                  Dec. 31, 2000   Dec. 26, 1999     Dec. 31, 2000
                                                                  -------------   -------------     -------------
Sales, net of discounts and allowances..........................       $166,813        $121,943          $507,334
Cost of sales...................................................        130,165         107,091           407,561
                                                                       --------        --------          --------
Gross profit....................................................         36,648          14,852            99,773
Selling, general and administrative expense.....................         15,949          18,734            61,310
Research and development expense................................          1,162             861             4,081
Plant closure expenses..........................................              -              28                 -
                                                                       --------        --------          --------
Operating profit (loss).........................................         19,537          (4,771)           34,382
Equity in (loss) earnings of unconsolidated
  subsidiaries..................................................         (1,223)          1,223               582
Interest expense................................................          4,530             178            16,318
Other income - net..............................................          2,022           1,474             3,854
                                                                       --------        --------          --------
Earnings (loss) before income taxes,
  bankruptcy costs and extraordinary item.......................         15,806          (2,252)           22,500
Bankruptcy costs................................................              -           2,462                 -
                                                                       --------        --------          --------
Earnings (loss) from continuing operations before
Income taxes and extraordinary item.............................         15,806          (4,714)           22,500
Provision for (benefit from) income taxes.......................          1,951            (665)            1,818
                                                                       --------        --------          --------
Earnings (loss) from continuing operations......................         13,855          (4,049)           20,682
Gain (loss) on operation/disposal of discontinued
  operations - net of tax.......................................          2,350          (3,488)          (22,153)
                                                                       --------        --------          --------
Earnings (loss) before extraordinary items and
  cumulative effect of change in accounting principle...........         16,205          (7,537)           (1,471)
Extraordinary item - gain from discharge of debt................              -               -                 -
Cumulative effect of change in accounting principle.............           (295)              -              (295)
                                                                       --------        --------          --------
Net income (loss)...............................................       $ 15,910        $ (7,537)         $ (1,766)
                                                                       ========        ========          ========

Basic - earnings (loss) per share...............................       $   1.33        $   (.63)         $   (.15)
Diluted - earnings (loss) per share.............................       $   1.30        $   (.63)         $   (.15)
Weighted average common shares outstanding - basic..............         11,996          11,950            11,970
                                                                       --------        --------          --------

                                                                               Predecessor
                                                                                 Company
                                                                      -----------------------------
                                                                          Five          Fifty-Two
                                                                      Weeks Ended      Weeks Ended
                                                                      Jan. 28, 2000   Dec. 26, 1999
                                                                      -------------   -------------
Sales, net of discounts and allowances..........................           $ 49,767        $486,183
Cost of sales...................................................             40,721         417,524
                                                                           --------        --------
Gross profit....................................................              9,046          68,659
Selling, general and administrative expense.....................              5,728          74,991
Research and development expense................................                313           3,644
Plant closure expenses..........................................                  -           1,555
                                                                           --------        --------
Operating profit (loss).........................................              3,005         (11,531)
Equity in (loss) earnings of unconsolidated
  subsidiaries..................................................                  -           2,339
Interest expense................................................                 75             482
Other income - net..............................................                 97           3,474
                                                                           --------        --------
Earnings (loss) before income taxes,
  bankruptcy costs and extraordinary item.......................              3,027          (6,200)
Bankruptcy costs................................................             10,399           9,538
                                                                           --------        --------
Earnings (loss) from continuing operations before
Income taxes and extraordinary item.............................             (7,372)        (15,738)
Provision for (benefit from) income taxes.......................               (100)           (990)
                                                                           --------        --------
Earnings (loss) from continuing operations......................             (7,272)        (14,748)
Gain (loss) on operation/disposal of discontinued
  operations - net of tax.......................................             (1,195)        (13,628)
                                                                           --------        --------
Earnings (loss) before extraordinary items and
  cumulative effect of change in accounting principle...........             (8,467)        (28,376)
Extraordinary item - gain from discharge of debt................            123,043               -
Cumulative effect of change in accounting principle.............                  -               -
                                                                           --------        --------
Net income (loss)...............................................           $114,576        $(28,376)
                                                                           ========        ========

Basic - earnings (loss) per share...............................           $   9.59        $  (2.37)
Diluted - earnings (loss) per share.............................           $   9.59        $  (2.37)
Weighted average common shares outstanding - basic..............             11,950          11,950
                                                                           --------        --------

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
                           PARAGON TRADE BRANDS, INC. AND SUBSIDIARIES
                                  CONSOLIDATED BALANCE SHEETS
                                 (DOLLAR AMOUNTS IN THOUSANDS)
                                                             Successor         Predecessor
                                                              Company            Company
                                                               As of              As of
Assets                                                   December 31, 2000   December 26,1999
-------------------------------------------------------  -----------------   ----------------

Cash and cash equivalents                                         $ 43,780           $ 11,657
Receivables                                                         79,796             84,084
Inventories                                                         42,519             40,086
Current portion of deferred income taxes                             1,219              5,557
Other current assets                                                 1,975              2,729
Net current assets of discontinued operations                        2,385             11,594
                                                                  --------           --------
  Total current assets                                             171,674            155,707

Net property, plant and equipment                                   84,288             90,892
Assets held for sale                                                 3,571              2,312
Goodwill                                                                 -             30,900
Investment in and advances to                                       86,255             79,144
  unconsolidated subsidiaries
Other assets                                                        10,185             11,290
Net non-current assets of discontinued operations                   11,117             30,275
                                                                  --------           --------
  Total assets                                                    $367,090           $400,520
                                                                  ========           ========

Liabilities and Shareholders' Equity (Deficit)

Accounts payable                                                  $ 50,252           $ 42,240
Accrued liabilities                                                 49,201             34,259
                                                                  --------           --------
Total current liabilities                                           99,453             76,499
Liabilities subject to compromise                                        -            406,723
Long-term debt                                                     146,000                  -
Other long-term liabilities                                          1,219              7,115
                                                                  --------           --------
  Total liabilities                                                246,672            490,337
Total shareholders' equity (deficit)                               120,418            (89,817)
                                                                  --------           --------
  Total liabilities and shareholders' equity (deficit)            $367,090           $400,520
                                                                  ========           ========

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                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)

                                                                              Successor                   Predecessor
                                                                               Company                      Company
                                                                            -----------------     ------------------------------
                                                                            Forty-Eight Weeks         Five          Fifty-Two
                                                                                 Ended             Weeks Ended     Weeks Ended
                                                                             Dec. 31, 2000        Jan. 28, 2000   Dec. 26, 1999
                                                                            -----------------     -------------   -------------

Cash flows from operating activities:
Earnings (loss) from continuing operations before extraordinary item.....        $ 20,682        $ (7,272)       $(14,748)
Adjustments to reconcile earnings (loss) to net cash provided by
  (used in) operating activities:
  Depreciation and amortization..........................................          20,150           2,328          33,043
  Deferred income taxes..................................................             128             382            (166)
  Equity in earnings of unconsolidated subsidiaries, net of
     dividends...........................................................             582               -          (1,546)
  Write-down of assets...................................................             846             173             660
Changes in operating assets and liabilities:
  Accounts receivable....................................................          (9,521)         (4,039)          4,566
  Inventories and prepaid expenses.......................................           2,056          (1,934)          9,687
  Accounts payable.......................................................          12,133          (6,404)         (1,062)
  Checks issued but not cleared..........................................          (1,359)          1,509          (4,908)
  Prepetition reclamation payment authorized by court....................               -               -            (546)
  Liabilities subject to compromise......................................               -         (13,032)              -
  Accrued liabilities....................................................          12,470           7,254             491
  Other..................................................................           6,377            (429)         (4,032)
                                                                                 --------        --------        --------
  Net cash provided by (used in) operating activities of
     continuing operations...............................................          64,544         (21,464)         21,439
  Net cash used in operating activities of
     discontinued operations.............................................          (4,653)         (1,569)        (14,934)
                                                                                 --------        --------        --------
  Net cash provided by (used in) operating activities....................          59,891         (23,033)          6,505
                                                                                 --------        --------        --------

Cash flows from investing activities:
Expenditures for property and equipment..................................         (16,881)           (658)        (25,351)
Proceeds from sale of property and equipment.............................           3,410             104           6,414
Repayment of advance from unconsolidated subsidiary, at equity...........          10,579               -           5,612
Investment in unconsolidated subsidiary, at cost.........................               -               -            (186)
Investment in and advances to unconsolidated subsidiaries,
  at equity..............................................................            (647)         (1,200)         (2,760)
Proceeds from sale of Changing Paradigms, Inc............................               -               -             350
Other....................................................................          (1,501)          1,570            (855)
                                                                                 --------        --------        --------
  Net cash used in investing activities of continuing
     operations..........................................................          (5,040)           (184)        (16,776)
  Net cash used in investing activities of
     discontinued operations.............................................            (477)            (87)           (609)
                                                                                 --------        --------        --------
  Net cash used in investing activities..................................          (5,517)           (271)        (17,385)
                                                                                 --------        --------        --------
Cash flows from financing activities:
Proceeds from credit facility............................................               -          15,000               -
Repayments of credit facility............................................         (15,000)              -               -
Sale of common stock.....................................................           1,053               -               -
                                                                                 --------        --------        --------
  Net cash (used in) provided by financing activities....................         (13,947)         15,000               -
                                                                                 --------        --------        --------

Net increase (decrease) in cash and cash equivalents.....................          40,427          (8,304)        (10,880)
Cash and cash equivalents at beginning of period.........................           3,353          11,657          22,537
                                                                                 --------        --------        --------
Cash and cash equivalents at end of period...............................        $ 43,780        $  3,353        $ 11,657
                                                                                 ========        ========        ========